UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2011
   Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 2.02                      Results of Operations and Financial Condition.

On August 9, Celsion Corporation issued a press release reporting its financial results for the quarter ended June 30, 2011 (the “Earnings Release”).  The Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  Such information shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Celsion Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01                      Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

99.1	Earnings Release, dated August 9, 2011, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION
Date: August 9, 2011	By:	/s/Gregory Weaver
Gregory Weaver Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Earnings Release, dated August 9, 2011, furnished pursuant to Item 2.02 of Form 8-K.